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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 4, 2001
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                  000-27977               98-0213257
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 (State or other Jurisdiction     (Commission          (IRS Employer
        of Incorporation)          File Number)       Identification No.)

8851 Trans-Canada Highway, St. Laurent (QC), Canada      H4S 1Z6
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On May 4, 2001, Lumenon Innovative Lightwave Technology, Inc. ("Lumenon") issued a press release announcing the resignation of Dr. Iraj Najafi as President, Chief Executive Officer and Chairman of the Board of Directors of Lumenon and the appointments of Mr. Gary Moskovitz as the new President and Chief Executive Officer and Mr. Gilles Marcotte as the new Chairman of the Board of Directors of Lumenon. See the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LUMENON INNOVATIVE LIGHTWAVE
                                               TECHNOLOGY, INC.

Dated: May 8, 2001                            By: /s/ Vincent Belanger
                                                  -----------------------------
                                                   Name: Vincent Belanger
                                                   Title:Vice President Finance
                                                         and Chief Financial
                                                         Officer


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                                  EXHIBIT INDEX

Exhibit No.                                    Description
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99.1                                Press Release date May 4, 2001.


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